Exhibit 21

SUBSIDIARIES OF CARRIER GLOBAL CORPORATION

The following entities are expected to be subsidiaries of Carrier Global Corporation as of December 31, 2023:

Subsidiary	State or Country of Incorporation or Organization

Access Solutions Belgium BV, Belgium	Belgium
Access Solutions Netherlands B.V., Netherlands	Netherlands
Access Solutions Poland Sp. z o.o., Poland	Poland
AHI Carrier FZC, United Arab Emirates	United Arab Emirates
Ainsworth Holdings SAS, France	France
Alarko Carrier Sanayi ve Ticaret A.S., Turkey	Turkey
Aldridge Holdings LLC, Delaware	Delaware
APLITER SL, Spain	Spain
Arabian Air Conditioning Company Ltd., Saudi Arabia	Saudi Arabia
Ardmore Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Automated Logic - Canada, Ltd., Ontario	Ontario
Automated Logic Australia Pty Limited, Australia	Australia
Automated Logic Contracting Services, Inc., Delaware	Delaware
Automated Logic Corporation, Georgia	Georgia
Automated Logic Limited, England	England
Autronica Fire & Security AS, Norway	Norway
Autronica Fire and Security A/S, Denmark	Denmark
B. Grimm Airconditioning Limited, Thailand	Thailand
B. Grimm Carrier (Thailand) Limited, Thailand	Thailand
Bing Wo Investment Limited, Hong Kong	Hong Kong
Bresco Limited, Ireland	Ireland
Brokerbay Inc., Ontario	Ontario
Carin Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Carlyle Air Conditioning Company, Inc., New York	New York
Carlyle Scroll Holdings Inc., Delaware	Delaware
Carolin Holdings B.V., Netherlands	Netherlands
Carrier (Malaysia) SDN. BHD., Malaysia	Malaysia
Carrier (Thailand) Limited, Thailand	Thailand
Carrier Air Conditioning & Refrigeration R&D Management (Shanghai) Co., Ltd, China	China
Carrier Air Conditioning Philippines, Inc., Philippines	Philippines
Carrier Air Conditioning Pty Ltd, Australia	Australia

Carrier Air Conditioning Sales & Service (Shanghai) Co Ltd, China	China
Carrier Aircon Lanka Private Limited, Sri Lanka	Sri Lanka
Carrier Airconditioning & Refrigeration Limited, India	India
Carrier Air-Conditioning & Refrigeration Sales (Shanghai) Co., Ltd, China	China
Carrier Air-Conditioning & Refrigeration System (Shanghai) Co., Ltd., China	China
Carrier Aire Acondicionado De Venezuela, S.A., Venezuela	Venezuela
Carrier Aktiebolag, Sweden	Sweden
Carrier ARCD Pte. Ltd, Singapore	Singapore
Carrier Asia Limited, Hong Kong	Hong Kong
Carrier Asia Pacific Operations Pte Ltd, Singapore	Singapore
Carrier Australia Commercial Holdings Pty Ltd, Australia	Australia
Carrier Australia Pty Ltd, Australia	Australia
Carrier Building and Industrial Systems MET FZCO, United Arab Emirates	United Arab Emirates
Carrier Canada Corporation, New Brunswick	New Brunswick
Carrier chladiaca technika Slovakia s.r.o., Slovakia	Slovakia
Carrier chladicí technika CZ s.r.o., Czech Republic	Czech Republic
Carrier Chłodnictwo Polska Sp. z.o.o, Poland	Poland
Carrier Commercial Refrigeration (Thailand) Ltd., Thailand	Thailand
Carrier Controls Limited, England	England
Carrier Corporation Regional Head Quarter Company, Saudi Arabia	Saudi Arabia
Carrier Corporation, Delaware	Delaware
Carrier Culoz S.A., France	France
Carrier Deutschland Holding GmbH, Germany	Germany
Carrier Distribution Italy Srl, Italy	Italy
CARRIER EMEA SAS, France	France
Carrier Enterprise Canada L.P., Ontario	Ontario
Carrier Enterprise Canada, (G.P.), Inc., New Brunswick	New Brunswick
Carrier Enterprise Leasing, Inc., Delaware	Delaware
Carrier Enterprise Northeast, LLC, Delaware	Delaware
Carrier Enterprise, LLC, Delaware	Delaware
Carrier Experts Service (Central Malaysia) Sdn. Bhd., Malaysia	Malaysia
Carrier Far East Limited, Hong Kong	Hong Kong
Carrier Fire & Security - Portugal Lda, Portugal	Portugal
Carrier Fire & Security Americas, LLC, Delaware	Delaware
Carrier Fire & Security Australia Pty Ltd, Australia	Australia
Carrier Fire & Security B.V., Netherlands	Netherlands
Carrier Fire & Security Danmark A/S, Denmark	Denmark
Carrier Fire & Security Deutschland GmbH, Germany	Germany
Carrier Fire & Security EMEA BV, Belgium	Belgium
Carrier Fire & Security Espana SL, Spain	Spain
Carrier Fire & Security France S.A.S., France	France

Carrier Fire & Security Hong Kong Limited, Hong Kong	Hong Kong
Carrier Fire & Security Infrastructure (Australia) Pty Ltd, Australia	Australia
Carrier Fire & Security Ireland Limited, Ireland	Ireland
Carrier Fire & Security Italia S.r.l., Italy	Italy
Carrier Fire & Security Ltd., Taiwan, Taiwan (Province of China)	Taiwan (Province of China)
Carrier Fire & Security Luxembourg S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
Carrier Fire & Security Management (Shanghai) Co., Ltd., China	China
Carrier Fire & Security Norge AS, Norway	Norway
Carrier Fire & Security Polska Sp.z.o.o., Poland	Poland
Carrier Fire & Security Singapore Pte Ltd., Singapore	Singapore
Carrier Fire & Security South Africa Pty Ltd, South Africa	South Africa
Carrier Fire & Security Suomi OY, Finland	Finland
Carrier Fire & Security Sverige AB, Sweden	Sweden
Carrier Fire & Security Trading (Shanghai) Co., Ltd., China	China
Carrier Fire & Security UK Limited, Scotland	Scotland
Carrier Fire & Security, LLC, Delaware	Delaware
Carrier Fire and Security Denmark Holding A/S, Denmark	Denmark
Carrier Fire and Security Products Bahrain W.L.L, Bahrain	Bahrain
Carrier Fire and Security South Africa Holdings (Pty) Ltd, South Africa	South Africa
Carrier Foundation, Inc., Florida	Florida
Carrier France SCS, France	France
Carrier Frigel Apostolou SA, Greece	Greece
Carrier Global Corporation, Delaware	Delaware
Carrier Guam, Inc., Guam	Guam
Carrier Holdings Australia Pty Ltd, Australia	Australia
Carrier Holdings B.V., Netherlands	Netherlands
Carrier Hong Kong Limited, Hong Kong	Hong Kong
Carrier Hungary Refrigerating Trading and Manufacturing Limited Liability Co., Hungary	Hungary
Carrier HVACR Investments B.V., Netherlands	Netherlands
Carrier Innovation Technologies GmbH, Switzerland	Switzerland
Carrier InterAmerica Corporation, Delaware	Delaware
Carrier Intercompany Lending Designated Activity Company, Ireland	Ireland
Carrier International Corporation, Delaware	Delaware
Carrier International Corporation, Nevada	Nevada
Carrier International Deutschland GmbH, Germany	Germany
Carrier International Mauritius Ltd., Mauritius	Mauritius
Carrier International Sdn. Berhad, Malaysia	Malaysia
Carrier Investments Australia Pty Ltd, Australia	Australia
Carrier Investments UK Limited, United Kingdom	United Kingdom
Carrier Kältesysteme Austria GmbH, Austria	Austria

Carrier Kältetechnik Austria Ges.m.b.H., Austria	Austria
Carrier Kältetechnik Deutschland GmbH, Germany	Germany
Carrier Kältetechnik Schweiz AG aka Carrier Refrigeration Switzerland Ltd, Switzerland	Switzerland
Carrier Klimatechnik GmbH, Germany	Germany
Carrier Kuwait Airconditioning K.S.C., Kuwait	Kuwait
Carrier Linde Refrigeration Philippines, Inc., Philippines	Philippines
Carrier Manufacturing Poland Spółka z ograniczoną odpowiedzialnością, Poland	Poland
Carrier Mexico II, S. de R.L. de C.V., Mexico	Mexico
Carrier Mexico, S.A. de C.V., Mexico	Mexico
Carrier Middle East Limited, Bermuda	Bermuda
Carrier Midea India Private Limited, India	India
Carrier Midea North America LLC, Delaware	Delaware
Carrier Montluel SCS, France	France
Carrier Overseas Service, Limited, Delaware	Delaware
Carrier Oy, Finland	Finland
Carrier Park View, Inc., Delaware	Delaware
CARRIER PENSION TRUSTEE LIMITED, England	England
CARRIER Polska Sp. z o.o., Poland	Poland
Carrier Portugal Ar Condicionado, Lda, Portugal	Portugal
Carrier Reefers & Gensets B.V., Netherlands	Netherlands
Carrier Refrigeracao Brasil Ltda., Brazil	Brazil
Carrier Refrigeracion Iberica SA, Spain	Spain
Carrier Refrigeration (Thailand) Co., Ltd., Thailand	Thailand
Carrier Refrigeration Benelux B.V., Netherlands	Netherlands
Carrier Refrigeration Denmark ApS, Denmark	Denmark
Carrier Refrigeration Distribution France SAS, France	France
Carrier Refrigeration Distribution Hungary Ltd., Hungary	Hungary
Carrier Refrigeration eServices GmbH, Germany	Germany
Carrier Refrigeration LLC, United Arab Emirates	United Arab Emirates
Carrier Refrigeration Norway AS, Norway	Norway
Carrier Refrigeration Operation Czech Republic s.r.o, Czech Republic	Czech Republic
Carrier Refrigeration Operation Italy Srl, Italy	Italy
Carrier Refrigeration Operations France SAS, France	France
Carrier Refrigeration Rus Limited Liability Company, Russian Federation	Russian Federation
Carrier Refrigeration Sweden AB, Sweden	Sweden
Carrier Refrigeration System Sales & Service (Qingdao) Co., Ltd., China	China
Carrier Refrigeration UK Ltd, England	England
Carrier Rental Systems (UK) Limited, Scotland	Scotland
Carrier Rental Systems Asia Pte Ltd, Singapore	Singapore
Carrier Rental Systems Limited, England	England
Carrier Rental Systems Malaysia Sdn. Bhd., Malaysia	Malaysia

Carrier Research Center, Inc., Delaware	Delaware
Carrier S.A. Industria E Comercio, Brazil	Brazil
Carrier Safety System (Hebei) Co., Ltd., China	China
CARRIER SAS, France	France
Carrier Saudi Service Company Ltd., Saudi Arabia	Saudi Arabia
Carrier Service Company, Delaware	Delaware
Carrier Singapore (PTE) Limited, Singapore	Singapore
Carrier Solutions Contracting and Trading and Services W.L.L., Qatar	Qatar
Carrier South Africa Proprietary Limited, South Africa	South Africa
Carrier Srl, Italy	Italy
Carrier Taiwan Co., Ltd., Taiwan (Province of China)	Taiwan (Province of China)
Carrier Technologies India Limited, India	India
Carrier Technologies ULC, Alberta	Alberta
Carrier Transicold (UK) Limited, England	England
Carrier Transicold Austria GmbH, Austria	Austria
Carrier Transicold Belgium BV, Belgium	Belgium
Carrier Transicold Brasil Equipamentos de Ar Condicionado e de Refrigeração para Transportes Ltda., Brazil	Brazil
Carrier Transicold Container Products B.V., Netherlands	Netherlands
Carrier Transicold Container Products Limited, Hong Kong	Hong Kong
Carrier Transicold Container Products Limited, Japan	Japan
Carrier Transicold De Mexico, S. de R.L. de C.V., Mexico	Mexico
Carrier Transicold Deutschland GmbH, Germany	Germany
Carrier Transicold Espana, S.A., Spain	Spain
Carrier Transicold Europe, France	France
Carrier Transicold France, France	France
Carrier Transicold Hong Kong Limited, Hong Kong	Hong Kong
Carrier Transicold Hungaria Kft, Hungary	Hungary
Carrier Transicold Industries, France	France
Carrier Transicold Italia S.r.l., Italy	Italy
Carrier Transicold Limited, Delaware	Delaware
Carrier Transicold Netherlands B.V., Netherlands	Netherlands
Carrier Transicold Polska Sp. z o.o., Poland	Poland
Carrier Transicold Pte. Ltd, Singapore	Singapore
Carrier Transicold Scandinavia A/S, Denmark	Denmark
Carrier Transicold Sweden AB, Sweden	Sweden
Carrier Treasury Center Inc., Delaware	Delaware
Carrier Treasury Services Ireland Limited, Ireland	Ireland
Carrier UK Holdings Limited, United Kingdom	United Kingdom
Carrier Ventures, LLC, Delaware	Delaware
Carrier Vietnam Air Conditioning Company Limited, Vietnam	Vietnam

Carrier Warranty Holdings, LLC, Delaware	Delaware
Carrier Warranty, LLC, Delaware	Delaware
Cavius Ltd., Scotland	Scotland
Celsior GmbH, Germany	Germany
Chengdu TICA Environmental Equipment Co., Ltd, China	China
Chipan Corporation, Delaware	Delaware
Chubb Holdings (Pty) Ltd, South Africa	South Africa
Chubb Löschtechnik GmbH, Germany	Germany
Chubb Security Investments (Pty) Ltd, South Africa	South Africa
CIAT GROUP, France	France
CIAT Suisse SA, Switzerland	Switzerland
CIATESA Servicio de Asistencia S.A., Spain	Spain
Climate & Controls Benelux B.V., Netherlands	Netherlands
Climate, Controls & Security Argentina S.A., Argentina	Argentina
Climate, Controls & Security do Brasil Ltda., Brazil	Brazil
CLK Corporation, Korea (the Republic of)	Korea (the Republic of)
Coldtrans, Inc., Delaware	Delaware
Comercial Sensitech South America Limitada, Chile	Chile
Compañia Industrial de Aplicaciones Termicas S.A.U., Spain	Spain
Compu-Home Systems, Inc., Delaware	Delaware
Concepcion Carrier Realty Holdings Inc., Philippines	Philippines
Concepcion-Carrier AirConditioning Company, Philippines	Philippines
Concepcion-Carrier Holdings Inc., Philippines	Philippines
Conkey-NORESCO JV, LLC, Delaware	Delaware
CT Mid-Atlantic, LLC, North Carolina	North Carolina
Dah Fung Hong (Holdings) Company Limited, Hong Kong	Hong Kong
Detector Electronics (UK) Limited, England	England
Detector Electronics Corporation, Minnesota	Minnesota
Det-Tronics France SAS, France	France
Dongguan Fyrnetics Co., Ltd., China	China
DTKO BV, Netherlands	Netherlands
EcoEnergy Insights Limited, India	India
Edward B. Ward & Company, Inc., California	California
Electronic Modular Services Limited, United Kingdom	United Kingdom
Elgin Holdings SAS, France	France
Empresas Carrier, S. de R.L. de C.V., Mexico	Mexico
EMS Security Group Limited, England & Wales	England & Wales
Energy Infrastructure, LLC, Delaware	Delaware
Environmental Market Solutions, Inc., China	China
Environmental Market Solutions, Inc., District of Columbia	District of Columbia
F&S Mexico Corporation, S. de R.L. de C.V., Mexico	Mexico

FHP Manufacturing Company, Delaware	Delaware
Fireye Inc., Delaware	Delaware
FIT SERVICE S.P.A., Italy	Italy
Foray 414 Limited, England	England
Foshan Midea Carrier Air-Conditioning Equipment Co. Ltd., China	China
Frigi Transport (Fritans) S.A., Panama	Panama
Frylands B.V., Netherlands	Netherlands
Fyrnetics (Hong Kong) Limited, Hong Kong	Hong Kong
GD Midea Air-Conditioning Equipment Co., Ltd, China	China
GD Midea Group WUHAN Air-Conditioning Equipment Co., Ltd, China	China
Global Comfort Solutions LLC, Delaware	Delaware
GLORIA GmbH, Germany	Germany
Gnitrow Ltd, England	England
GST Group International Limited, British Virgin Islands	British Virgin Islands
GST Holdings Limited, Cayman Islands	Cayman Islands
Guangdong Carrier Heating, Ventilation & Air Conditioning Company Limited, China	China
Guangdong Giwee Electronics Commerce Co., Ltd, China	China
Guangdong Giwee Group Co., LTD, China	China
Guangdong Giwee Technology Co., Ltd, China	China
Guangdong Shengjie Fire Protection Technology Co., Ltd., China	China
Guangdong Yuean Information Technology Co., Ltd., China	China
Gulf Electric Engineering Company Limited, China	China
Gulf Security Technology Company Limited, China	China
Hasta-Mex, S.A. De C.V., Mexico	Mexico
Hawthorne Holdings S.a r.l., Grand-Duchy of Luxembourg	Grand-Duchy of Luxembourg
HVAC Clima, Servicio y Controles Iberia, S.L., Spain	Spain
ICP International Holdings Inc., Cayman Islands	Cayman Islands
ICP Petroleum Inc., Delaware	Delaware
Industrial Fire Poland Sp. Z o.o., Poland	Poland
Jada Holdings B.V., Netherlands	Netherlands
Johann Purchaser GmbH, Germany	Germany
Kaysail Limited, England	England
KFI U.K. Limited, England & Wales	England & Wales
Kidde Australia Pty Limited, Australia	Australia
Kidde Brasil LTDA, Brazil	Brazil
Kidde Canada Inc., Ontario	Ontario
Kidde China Limited, Hong Kong	Hong Kong
Kidde Fire Protection, LLC, Delaware	Delaware
Kidde Holding (Thailand) Co., Limited, Thailand	Thailand
Kidde International Limited, England	England

Kidde IP Holdings Inc., Delaware	Delaware
Kidde IP Holdings Limited, England	England
Kidde Limited, England	England
Kidde Matamoros, S. de R.L. de C.V., Mexico	Mexico
Kidde Norway AS, Norway	Norway
Kidde plc Inc., Delaware	Delaware
Kidde Products Limited, England	England
Kidde Safety Europe Limited, England	England
Kidde Securities Investments Limited, England	England
Kidde Securities Limited, England	England
Kidde UK, England	England
Kidde US Holdings, LLC, Delaware	Delaware
Kidde-Fenwal, Inc., Delaware	Delaware
Mangrove Cell 11 PC, District of Columbia	District of Columbia
Marioff Corporation Oy, Finland	Finland
Marioff GmbH, Germany	Germany
Marioff Hi-Fog S.L.U., Spain	Spain
Marioff Inc., Maryland	Maryland
Marioff Ltd, Scotland	Scotland
Marioff SAS, France	France
Marioff Skandinavien AB, Sweden	Sweden
Marioff SRL, Italy	Italy
Maroc Climate & Security - MCS, Morocco	Morocco
Matlock Holdings Ltd, England & Wales	England & Wales
Miraco Development Services & Trading Company, S.A.E., Egypt	Egypt
Misr Refrigeration And Air Conditioning Manufacturing Company S.A.E., Egypt	Egypt
Nihon Sensitech Corporation, Japan	Japan
Nlyte Software Americas Limited, United Kingdom, United Kingdom	United Kingdom
Nlyte Software Holdings Inc., Delaware	Delaware
Nlyte Software India LLP, India	India
Nlyte Software Limited, United Kingdom	United Kingdom
NORESCO Puerto Rico, LLC, Delaware	Delaware
NORESCO, Inc., Delaware	Delaware
Noresco, LLC, Delaware	Delaware
NORESCO-SG, LLC, Delaware	Delaware
Onity Co., Limited, Thailand	Thailand
Onity Comercial, S.A. de C.V., Mexico	Mexico
Onity Inc., Delaware	Delaware
Onity India Private Limited, India	India
Onity Industrial, S. de R.L. de C.V., Mexico	Mexico
Onity Limited, England	England

Onity LTDA, Brazil	Brazil
Onity Pte. Ltd., Singapore	Singapore
Onity Pty Ltd, Australia	Australia
Onity SA, Argentina	Argentina
Onity SAS, France	France
Onity Trading (Shanghai) Co., Ltd., China	China
Onity, S.L.U., Spain	Spain
Parkview Treasury Services (UK) Limited, United Kingdom	United Kingdom
PT Berca Carrier Indonesia, Indonesia	Indonesia
Q-Carrier (B) Sendirian Berhad, Brunei Darussalam	Brunei Darussalam
Qingdao Haier-Carrier Refrigeration Equipment Company Limited, China	China
Qinhuangdao Gulf Plastic & Metal Products Company Limited, China	China
ReefCo, LLC, Delaware	Delaware
Refrigeration Solutions Czech Republic, s.r.o, Czech Republic	Czech Republic
Refrigeration Solutions France SAS, France	France
Refrigeration Solutions Hong Kong Limited, Hong Kong	Hong Kong
Refrigeration Solutions Italy S.r.l., Italy	Italy
Refrigeration Solutions Switzerland LLC aka Kâltetechnische Lósungen Schweiz GmbH, Switzerland	Switzerland
Refrigeration Systems Bermuda Limited, Bermuda	Bermuda
Riello America LLC, New Jersey	New Jersey
Riello Canada Inc., Ontario	Ontario
RIELLO FRANCE SA, France	France
RIELLO GROUP S.P.A, Italy	Italy
Riello Heating Equipment (Shanghai) Co Ltd, China	China
Riello Investments Inc., Ontario	Ontario
Riello Ltd, United Kingdom	United Kingdom
Riello NV, Belgium	Belgium
RIELLO PALNIKI SP.Zoo, Poland	Poland
Riello RO S.r.l., Romania	Romania
Riello S.A., Switzerland	Switzerland
RIELLO S.P.A., Italy	Italy
Riello Trading (shanghai) Co.Ltd, China	China
RUG RIELLO URZADZENIA GRZEWCZE SA, Poland	Poland
Safety Solutions U.K. Limited, England & Wales	England & Wales
Saudi Airconditioning Manufacturing Company (Samco), Saudi Arabia	Saudi Arabia
Sebec Holdings Corporation, Nova Scotia	Nova Scotia
SEC Carrier Energy Performance Engineering Co., Ltd. (YiChuang), China	China
Sensitech (UK) Limited, England	England
Sensitech Canada Inc., Alberta	Alberta
Sensitech EMEA B.V., Netherlands	Netherlands
Sensitech France S.a.r.L., France	France

Sensitech Iberica SL, Spain	Spain
Sensitech Inc., Delaware	Delaware
Sensitech Pty Limited, Australia	Australia
SFS Holdings Limited, United Kingdom	United Kingdom
Shandong Fuerda Air-Conditioning Equipment Co., Ltd., China	China
Shanghai Carrier Transicold Equipment Co., Ltd, China	China
Shanghai Kidde Fire Protection Trading Co., Ltd., China	China
Shanghai Yileng Carrier Air Conditioning Equipment Company Limited, China	China
Sinostride Technology Co., Ltd., China	China
South American Coöperatief U.A., Netherlands	Netherlands
South American HoldCo I B.V., Netherlands	Netherlands
South American HoldCo II B.V., Netherlands	Netherlands
SSS Carrier, S. de R.L. de C.V., Mexico	Mexico
Sunbelt Transport Refrigeration, Ltd., Florida	Florida
Sustainability Investment Asia Limited, Hong Kong	Hong Kong
T G Products Limited, England	England
TEC Distribution LLC, Delaware	Delaware
TEC Leasing, Inc., Delaware	Delaware
Tianjin Yuanchang Reefer Container Service Co., Ltd, China	China
TICA Global Limited, British Virgin Islands	British Virgin Islands
Toshiba Carrier (Thailand) Co., Ltd., Thailand	Thailand
Toshiba Carrier Air Conditioning (China) Co., Ltd., China	China
Toshiba Carrier Air-Conditioning Europe Sp.z.o.o., Poland	Poland
Toshiba Carrier Air-Conditioning India Private Limited, India	India
Toshiba Carrier AirConditioning Sales (Shanghai) Co., Ltd, China	China
Toshiba Carrier Corporation, Japan	Japan
Toshiba Carrier Engineering & Life Support Corporation, Japan	Japan
Toshiba Carrier Europe S.A.S., France	France
Toshiba Carrier North America, Inc., Delaware	Delaware
Toshiba Carrier UK Limited, England	England
Toshiba Technical Service & Maintenance Co., Ltd., Japan	Japan
TRS Transportkoeling B.V., Netherlands	Netherlands
UHS PTY LTD, Australia	Australia
UHS SYSTEMS PTY LTD, Australia	Australia
UTEC Controls, S. de R.L. de C.V., Mexico	Mexico
UTEC, Inc., Delaware	Delaware
UTS Carrier L.L.C., United Arab Emirates	United Arab Emirates
VOKERA (IRELAND) LIMITED, Ireland	Ireland
Vokera Ltd, United Kingdom	United Kingdom
Walter Kidde Limited, England	England
Walter Kidde Portable Equipment Inc., Delaware	Delaware

Worthington Holdings B.V., Netherlands	Netherlands
Zhongshan Cristopia Energy System Co. Ltd, China	China